                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT:   MAY 10, 1999
                (DATE OF EARLIEST EVENT REPORTED: MAY 5, 1999)



                        GROUP MAINTENANCE AMERICA CORP.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          TEXAS                       1-13565                  76-0535259
(STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
    OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)


        8 GREENWAY PLAZA, SUITE 1500
               HOUSTON, TEXAS                                  77046
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 860-0100
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ITEM 5.     OTHER EVENTS


     On May 5, 1999, Group Maintenance America Corp. issued a press release announcing operating results for the quarter ended March 31, 1999. A copy of such press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

     On May 6, 1999, Group Maintenance America Corp. issued a letter to stockholders discussing operating results for the quarter ended March 31, 1999. A copy of such letter has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed with this report:

99.1 Press Release issued May 5, 1999 by Group Maintenance America Corp. with respect to the operating results for the quarter ended March 31, 1999.

99.2 Letter to Stockholders discussing operating results for the quarter ended March 31, 1999.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GROUP MAINTENANCE AMERICA CORP.



                              By: /s/ Randolph W. Bryant
                                 ----------------------------
                                 Randolph W. Bryant
                                 Senior Vice President
                                 and General Counsel

Date:   May 10, 1999

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

                                INDEX OF EXHIBITS


99.1 Press Release issued May 5, 1999 by Group Maintenance America Corp. with respect to the operating results for the quarter ended March 31, 1999.


99.2 Letter to Stockholders discussing operating results for the quarter ended March 31, 1999.

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